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     Morgan Stanley Strategist Fund

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                                            MORGAN STANLEY INVESTMENT MANAGEMENT

[Morgan Stanley logo]

Headline: MORGAN STANLEY INVESTMENT MANAGEMENT ANNOUNCES THE PROPOSED MERGER OF
THE TOTAL RETURN TRUST INTO THE STRATEGIST FUND

On February 6, 2006, the Board of Trustees of the Morgan Stanley Total Return
Trust approved a plan to merge the fund into the Morgan Stanley Strategist Fund.
The proposed merger is subject to the approval of the Morgan Stanley Total
Return Trust's shareholders at a special meeting, which is scheduled to occur on or about July 17, 2006. If shareholder approval is obtained, Morgan Stanley
Total Return Trust will close to all new purchases prior to consummation of the merger.

A SUPPLEMENT ANNOUNCING THE PROPOSED MERGER WAS MAILED TO MORGAN STANLEY TOTAL
RETURN TRUST SHAREHOLDERS IN FEBRUARY. A PROXY STATEMENT OUTLINING THE PROPOSED
MERGER WAS MAILED TO SHAREHOLDERS IN MAY. WE ENCOURAGE SHAREHOLDERS TO CONTACT
THEIR FINANCIAL ADVISORS WITH ANY QUESTIONS. FOR ADDITIONAL INFORMATION, OR TO
VIEW A PROSPECTUS, VISIT MORGANSTANLEY.COM.

------------------------- ------------------------------------ ----------------------------------------------
                          TOTAL RETURN TRUST                   PROPOSED REORGANIZATION INTO THE STRATEGIST
                                                               FUND
------------------------- ------------------------------------ ----------------------------------------------

Investment objective      High total return from capital       Capital appreciation and current income
                          growth and income.

------------------------- ------------------------------------ ----------------------------------------------
Portfolio                 Invests primarily in common stocks   Invests in equity securities (including
                          (including depositary receipts)      depositary receipts), fixed-income
                          and convertible securities of        securities and money market instruments.
                          domestic and foreign companies.

------------------------- ------------------------------------ ----------------------------------------------
Benchmark                 S&P 500 Index                        S&P 500 Index
------------------------- ------------------------------------ ----------------------------------------------
Management Team*          Domestic Asset Allocation team,      Domestic Asset Allocation and Taxable Fixed
                          including Mark A. Bavoso and         Income teams. Members of the Domestic Asset
                          Robert J. Rossetti                   Allocation team include Mark A. Bavoso. The
                                                               Taxable Fixed Income Team includes W. David
                                                               Armstrong, David S. Horowitz, and Stefania
                                                               A. Perrucci
------------------------- ------------------------------------ ----------------------------------------------
Symbols/CUSIPs
Class A                   TRFAX/61746p105                      SRTAX/616955100
Class B                   TRFBX/61746p204                      SRTBX/616955209
Class C                   TRFCX/61746p303                      SRTCX/616955308
Class D                   TRFDX/61746p402                      SRTDX/616955407
------------------------- ------------------------------------ ----------------------------------------------

 *Team members may change without notice from time to time.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A FUND
CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION
ABOUT THE FUND. TO OBTAIN A PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR
DOWNLOAD ONE AT MORGANSTANLEY.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
INVESTING.

----------------------------- ------------------------------------------- -----------------------------------

NOT FDIC INSURED              OFFER NO BANK GUARANTEE                     MAY LOSE VALUE
------------------------------------------------------------------------- -----------------------------------
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY                              NOT A DEPOSIT
------------------------------------------------------------------------- -----------------------------------

Investments and services are offered through Morgan Stanley DW Inc., member
SIPC. Morgan Stanley Distributors Inc.
(C) 2006 Morgan Stanley
RA06-00089P-N02/06